Exhibit 10.2

FIRST AMENDMENT OF AGREEMENTS OF SALE

AND DEPOSIT AND ESCROW AGREEMENT

This First Amendment of Agreements of Sale and Deposit and Escrow Agreement (“Amendment”) is entered into as of July 27, 2006, by and among Buyer, each of University Commons-East Lansing, Ltd., Capstone Commons-Athens, Ltd., University Commons-Baton Rouge, Ltd., University Commons-Bloomington, IN., Ltd., University Commons-Columbia, S.C., L.P., University Commons-Eugene, OR., Ltd., University Commons-Lexington, KY., Ltd., University Commons-Ohio, Ltd., University Commons-Starkville, Ltd., University Commons-Tuscaloosa, Ltd., University Commons-Urbana, IL., Ltd. (collectively, “Sellers”, and each a “Seller”) and Commonwealth Land Title Insurance Company (“Escrowee”)

In consideration of the mutual agreements herein set forth, the parties hereto, intending to be legally bound and to bind their successors and assigns, agree as follows.

1.             Background.  (A) Sellers and Buyer entered into eleven (11) separate Agreements of Sale (“Agreements of Sale”), each dated June 5, 2006, with respect to certain Properties identified in Exhibit “A” hereto, each of which Property is more particularly described in each Agreements of Sale.  Capitalized terms used but not defined herein have the meanings set forth in the Agreements of Sale.

(B) Buyer had also entered into an Agreement of Sale with each of University Commons-College Station, Ltd. and University Commons-College Station Phase II, Ltd., which Agreements have been terminated.

(C) Seller, Buyer and Escrowee entered into a certain Deposit and Escrow Agreement, dated June 5, 2006, with respect to the Deposits under the Agreements.

2.             Amendment.     (A)  Each Agreement of Sale is hereby amended as follows:

(i)        The last day of the Due Diligence Period under each Agreement of Sale is hereby extended to and including August 4, 2006.

(ii)       Schedule 4.3(B) of each Agreement of Sale is hereby deleted and replaced with the revised Schedule 4.3(B), which is attached hereto and made a part hereof.

(B)           The Deposit and Escrow Agreement is hereby amended as follows:

(i)        Seller’s Share of Deposit and Buyer’s Share of Deposit with respect to each Agreement shall be the amounts specified in Exhibit “B” hereto instead of the amounts specified in Exhibit “A” to the Deposit and Escrow Agreement.

3.             Ratification.  As hereby amended, the Agreements of Sale and Deposit and Escrow Agreement are hereby ratified and confirmed by the parties.  In the case of any inconsistencies between the terms and conditions contained in the Agreements of Sale and

Deposit and Escrow Agreement and the terms and conditions contained in this Amendment, the terms and conditions contained in this Amendment shall control.

4.             Counterparts.  This Amendment may be executed by the parties in separate counterparts, which, when delivered by the parties, shall constitute one instrument.

IN WITNESS WHEREOF, Buyer and Sellers have caused this Amendment to be executed and delivered as of July 27, 2006.

BUYER:

College Park Investments, LLC, a Delaware limited liability company

By:	/s/ John Ferer
Name: John Ferer
Title: Assistant Vice President

ESCROWEE:

Commonwealth Land Title Insurance Company

By:	/s/ Michele Ingersoll
Name: Michele Ingersoll
Title: AVP and National Title Officer

SELLERS:

Capstone Commons-Athens, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

	By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Baton Rouge, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

	By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Bloomington, IN., Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

	By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons, Columbia, S.C., L.P., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

	By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-East Lansing, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

	By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Eugene, OR., Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

	By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Lexington, KY., Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

	By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Ohio, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

	By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Starkville, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

	By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Tuscaloosa, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

	By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Urbana, IL., Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

	By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

Exhibit “A”

Property	Seller

Capstone Commons Apartments	University Commons-East Lansing, Ltd.
2501 Abbott Road
East Lansing, MI 48823-1415

University Commons Athens	Capstone Commons-Athens, Ltd
1000 Lakeside Drive
Athens, GA 30605

University Commons Baton Rouge	University Commons-Baton Rouge, Ltd.
4600 Burbank Drive
Baton Rouge, LA 70820

University Commons Bloomington	University Commons-Bloomington, IN., Ltd.
1150 Clarizz Boulevard
Bloomington, IN 47401

University Commons Columbia	University Commons-Columbia, S.C., L.P.
800 Alexander Road
Cayce, SC 29033

University Commons Eugene	University Commons-Eugene, OR., Ltd.
90 Commons Drive
Eugene, OR 97401

University Commons Lexington	University Commons-Lexington, KY., Ltd.
845 Red Mile Road
Lexington, KY 40504

University Commons Oxford	University Commons-Ohio, Ltd.
5262 Brown Road
Oxford, OH 45056

University Commons Starkville	University Commons-Starkville, Ltd.
1000 Campus View Drive
Starkville, MS 39759

University Commons Tuscaloosa	University Commons-Tuscaloosa, Ltd.
301 Helen Keller Blvd.
Tuscaloosa, AL 35404

University Commons Urbana	University Commons-Urbana, IL., Ltd.
1321 Lincoln Ave.
Urbana, IL 61801

Exhibit “B”

Property	Seller	Seller’s Share of Deposit	Buyer’s Share of Deposit

Capstone Commons Apartments 2501 Abbott Road East Lansing, MI 48823-1415	University Commons-East Lansing, Ltd.	$50,908.25	$458,174.50

University Commons Athens 1000 Lakeside Drive Athens, GA 30605	Capstone Commons-Athens, Ltd	$40,255.68	$362,301.10

University Commons Baton Rouge 4600 Burbank Drive Baton Rouge, LA 70820	University Commons-Baton Rouge, Ltd.	$42,498.33	$382,484.95

University Commons Bloomington 1150 Clarizz Boulevard Bloomington, IN 47401	University Commons-Bloomington, IN., Ltd.	$63,803.53	$574,231.75

University Commons Columbia 800 Alexander Road Cayce, SC 29033	University Commons-Columbia, S.C., L.P.	$43,619.63	$392,576.65

University Commons Eugene 90 Commons Drive Eugene, OR 97401	University Commons-Eugene, OR., Ltd.	$50,347.63	$453,128.65

University Commons Lexington 845 Red Mile Road Lexington, KY 40504	University Commons-Lexington, KY., Ltd.	$48,104.98	$432,944.80

University Commons Oxford 5262 Brown Road Oxford, OH 45056	University Commons-Ohio, Ltd.	$45,974.43	$413,769.85

University Commons Starkville 1000 Campus View Drive Starkville, MS 39759	University Commons-Starkville, Ltd.	$23,323.38	$209,910.40

University Commons Tuscaloosa 301 Helen Keller Blvd. Tuscaloosa, AL 35404	University Commons-Tuscaloosa, Ltd.	$44,180.53	$397,624.75

University Commons Urbana 1321 Lincoln Ave. Urbana, IL 61801	University Commons-Urbana, IL., Ltd.	$46,983.63	$422,852.60
		$500,000.00	4,500,000.00

Revised Schedule 4.3(B)

Other Agreements

Property	Seller	Purchase Price	Deposit
Capstone Commons Apartments 2501 Abbott Road East Lansing, MI 48823-1415	University Commons-East Lansing, Ltd.	$22,700,000.00	$509,082.75

University Commons Athens 1000 Lakeside Drive Athens, GA 30605	Capstone Commons-Athens, Ltd	$17,950,000.00	$402,556.62

University Commons Baton Rouge 4600 Burbank Drive Baton Rouge, LA 70820	University Commons-Baton Rouge, Ltd.	$18,950,000.00	$424,983.18

University Commons Bloomington 1150 Clarizz Boulevard Bloomington, IN 47401	University Commons-Bloomington, IN., Ltd.	$28,450,000.00	$638,035.43

University Commons Columbia 800 Alexander Road Cayce, SC 29033	University Commons-Columbia, S.C., L.P.	$19,450,000.00	$436,196.45

University Commons Eugene 90 Commons Drive Eugene, OR 97401	University Commons-Eugene, OR., Ltd.	$22,450,000.00	$503,476.11

University Commons Lexington 845 Red Mile Road Lexington, KY 40504	University Commons-Lexington, KY., Ltd.	$21,450,000.00	$481,049.56

University Commons Oxford 5262 Brown Road Oxford, OH 45056	University Commons-Ohio, Ltd.	$20,500,000.00	$459,744.33

University Commons Starkville 1000 Campus View Drive Starkville, MS 39759	University Commons-Starkville, Ltd.	$10,399,900.00	$233,233.90

University Commons Tuscaloosa 301 Helen Keller Blvd. Tuscaloosa, AL 35404	University Commons-Tuscaloosa, Ltd.	$19,700,100.00	$441,805.33

University Commons Urbana 1321 Lincoln Ave. Urbana, IL 61801	University Commons-Urbana, IL., Ltd.	$20,950,000.00	$469,836.28
		$222,950,000.00	$5,000,000.00